SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	Commission File Number:
January 27, 2004	1-12358

COLONIAL PROPERTIES TRUST

(Exact name of registrant as specified in its charter)

Alabama	59-7007599
(State or other jurisdiction	(IRS Employer
of incorporation)	Identification Number)

2101 Sixth Avenue North
Suite 750
Birmingham, Alabama	35202
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:
(205) 250-8700

Not applicable
(Former name or former address, if changed since last report)

COLONIAL PROPERTIES TRUST
Item 12. Results of Operations and Financial Condition
SIGNATURE
EXHIBIT INDEX
EX-99.1 4TH QUARTER 2003 EARNINGS PRESS RELEASE
EX-99.2 SUPPLEMENTAL FINANCIAL HIGHLIGHTS

COLONIAL PROPERTIES TRUST

Item 12. Results of Operations and Financial Condition

     On January 26, 2004, Colonial Properties Trust (the “Company”) announced its financial results for the quarter and year-to-date for the period ended December 31, 2003. A copy of the Company’s earnings press release is furnished as Exhibit 99.1 to this report on Form 8-K. A copy of the Company’s Supplemental Financial Highlights for the quarter ended December 31, 2003 is furnished as Exhibit 99.2 to this report on Form 8-K. The information contained in this report on Form 8-K, including Exhibits 99.1 and 99.2, shall not be deemed “filed” with the Securities and Exchange Commission nor incorporated by reference in any registration statement filed by the Company under the Securities Act of 1933, as amended, unless specified otherwise.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COLONIAL PROPERTIES TRUST

Date: January 27, 2004	By:	/s/ Howard B, Nelson, Jr.

		Name:	Howard B. Nelson, Jr.
		Title:	Chief Financial Officer and Secretary

EXHIBIT INDEX

Exhibit	Document

99.1	Colonial Properties Trust 4th Quarter 2003 Earnings press release dated January 26, 2004.

99.2	Colonial Properties Trust Supplemental Financial Highlights for the quarter ended December 31, 2003.